UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  November 9, 2010

HARBIN ELECTRIC, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-51006	98-0403396
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

No. 9 Ha Ping Xi Lu, Ha Ping Lu Ji Zhong Qu Harbin Kai Fa Qu, Harbin, People’s Republic of China 150060
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: 86-451-86116757

____________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition.

On November 9, 2010, Harbin Electric, Inc. issued a press release announcing its financial results for the third quarter ended September 30, 2010.  A copy of the press release is filed herewith as Exhibit 99.1 to this current report and is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

(d)          Exhibits

Exhibit No.	Description

99.1	Press Release dated November 9, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 11, 2010	HARBIN ELECTRIC, INC.

	By:	/s/ Tianfu Yang
Name: Tianfu Yang
Title:Chief Executive Officer

Exhibit Index

Exhibit No.	Description

99.1	Press Release dated November 9, 2010